UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):May 13, 2002



                           PAWNBROKERS EXCHANGE, INC.
             (Exact name of registrant as specified in its charter)



              Utah                    000-30105              84-1421483
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)

                              Industrial Zone Erez
                                  P.O. Box 779
                             Ashkelon, Israel 78101
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-972-8-689-1611




                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

        Effective, May 3, 2002, Pawnbrokers Exchange, Inc. (the "Company"), dismissed Smith & Company ("S&C"), as the Company's independent accountants. Effective May 15, 2002, the Company engaged Weinberg & Company, P.A. ("W&C") as the Company's new independent accountants. The dismissal of S&C and the engagement of W&C were approved by the Company's Board of Directors.

        Prior to the engagement of W&C, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

        S&C audited the Company's financial statements for the period from inception July 9, 1997 to December 31, 2001. S&C's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the period from July 9, 1997 to May 13, 2002, there were no disagreements with S&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&C, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from July 9, 1997 to May 13, 2002.

        The Company has provided S&C with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of S&C's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Statements. None

(c) Exhbits

                  Exhibit No.                                      Description

16.1                                              Letter from Smith & Company




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




                                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                       PAWNBROKERS EXCHANGE, INC.



Date: May 20, 2002                     By: /s/ Joseph Fostbinder
                                          --------------------------------
                                            Name: Joseph Fostbinder
                                            Title: Chief Executive Officer




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